NEWS RELEASE

LUMENTUM ANNOUNCES FISCAL FOURTH QUARTER AND FULL YEAR 2016 RESULTS

Fourth Fiscal Quarter Highlights

•	Net Revenue of $241.7 million at high-end of guidance

•	GAAP Operating margin of 4.2%; Non-GAAP Operating margin of 11.6% exceeded high-end of guidance

•	GAAP diluted Net income per share of $0.23; Non-GAAP diluted Net income per share of $0.41 exceeded high-end of guidance

Milpitas, Calif., August 9, 2016 – Lumentum Holdings Inc. (“Lumentum” or the “Company”) today reported results for its fiscal fourth quarter and year ended July 2, 2016.

Net revenue for the fiscal fourth quarter 2016 was $241.7 million, with GAAP net income of 14.3 million, or $0.23 per diluted share. Net revenue for fiscal third quarter 2016, which was a fourteen week quarter, was $230.4 million, with GAAP net loss of $(7.6) million, or $(0.13) per diluted share. Net revenue for the fiscal fourth quarter 2015 was $208.9 million, with GAAP net loss of $(15.8) million, or $(0.27) per diluted share.

Non-GAAP net income for the fiscal fourth quarter 2016 was $25.4 million or $0.41 per diluted share. Non-GAAP net income for fiscal third quarter 2016 was $19.7 million, or $0.32 per diluted share. Non-GAAP net income for the fiscal fourth quarter 2015 was $9.1 million, or $0.15 per diluted share. The Company held $157.1 million in total cash at the end of the fiscal fourth quarter 2016, which decreased by $0.1 million sequentially, and the Company remains debt-free.

“Fiscal fourth quarter results were driven by strong growth in newer products, combined with operating leverage,” said Alan Lowe, president and CEO. “We achieved record revenues that grew approximately 16% over the same period last year; our 100G Datacom revenue was up 40% sequentially and 241% year-over-year; TrueFlex® ROADM revenue was up 21% sequentially, and 226% from last year; and, Commercial Lasers was up 22% sequentially and 35% from last year. The book-to-bill ratio was greater than one, as North America metro deployments begin to ramp, hyperscale data centers ready themselves for the shift to 100G, customer demand for fiber lasers is strengthening, and demand in China remains robust.”

Financial Overview – Fiscal Fourth Quarter Ended July 2, 2016

	GAAP Results ($ in millions)
	Q4	Q3	Q4	Change
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y
Net revenue	$241.7	$230.4	$208.9	4.9%	15.7%
Gross margin	32.9%	27.3%	30.4%	560bps	250bps
Operating margin	4.2%	(1.0)%	(7.0)%	520bps	1,120bps

	Non-GAAP Results ($ in millions)
	Q4	Q3	Q4	Change
	FY 2016	FY 2016	FY 2015	Q/Q	Y/Y
Net revenue	$241.7	$230.4	$208.9	4.9%	15.7%
Gross margin	34.1%	32.2%	32.0%	190bps	210bps
Operating margin	11.6%	8.8%	4.4%	280bps	720bps

	Net Revenue by Segment ($ in millions)
	Q4	% of	Q3	Q4	Change
	FY 2016	Net Revenue	FY 2016	FY 2015	Q/Q	Y/Y
Optical Communications	$201.2	83.2%	$197.2	$178.9	2.0%	12.5%
Lasers	40.5	16.8%	33.2	30.0	22.0%	35.0%
Total	$241.7	100.0%	$230.4	$208.9	4.9%	15.7%

Financial Overview – Fiscal Year Ended July 2, 2016

	GAAP Results ($ in millions)
	FY 2016	FY2015	Change Y/Y
Net revenue	$903.0	$837.1	7.9%
Gross margin	30.7%	30.8%	(10)bps
Operating margin	1.3%	(2.8)%	410bps

	Non-GAAP Results ($ in millions)
	FY 2016	FY2015	Change Y/Y
Net revenue	$903.0	$837.1	7.9%
Gross margin	33.0%	32.5%	50bps
Operating margin	9.2%	5.4%	380bps

	Net Revenue by Segment ($ in millions)
	Q4	% of	Q4	Change
	FY 2016	Net Revenue	FY 2015	Y/Y
Optical Communications	$761.3	84.3%	$694.1	9.7%
Lasers	141.7	15.7%	143.0	(0.9)%
Total	$903.0	100.0%	$837.1	7.9%

The tables above provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP Financial Measures.”

Business Outlook

For the fiscal first quarter 2017, the Company expects net revenue to be in the range of $245 million to $255 million, non-GAAP operating margin to be 11.0% to 12.5%, and non-GAAP diluted earnings per share to be $0.40 to $0.46 per share, based on approximately 62.5 million shares outstanding on a fully diluted basis.

We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring, stock-based compensation, litigation, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future.  For example, the unrealized gain or loss on the derivative liability for Series A Preferred Stock is revalued based on the fair market value of our common stock on the last day of the fiscal quarter, which is difficult to predict and subject to constant change.

Conference Call

Lumentum will host a conference call on August 9, 2016 at 1:30pm PT/4:30pm ET. A live webcast of the call and the replay will be available on the Lumentum website at http://investor.lumentum.com. Supporting materials outlining the Company’s latest financial results will be posted on http://investor.lumentum.com under the “Events and Presentations” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission and will be available at http://www.sec.gov/.

About Lumentum

Lumentum (NASDAQ: LITE) is a market-leading manufacturer of innovative optical and photonic products enabling optical networking and commercial laser customers worldwide. Lumentum’s optical components and subsystems are part of virtually every type of telecom, enterprise, and data center network. Lumentum’s commercial lasers enable advanced manufacturing techniques and diverse applications including next-generation 3D sensing capabilities. Lumentum is headquartered in Milpitas, California with R&D, manufacturing, and sales offices worldwide. For more information, visit https://www.lumentum.com/en.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include our expectations for our markets, including demand for certain products and demand in certain markets, any anticipation or guidance as to future financial performance, including future net revenue, earnings per share, and operating margins, number of outstanding shares, anticipated sales trends and demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among the factors that could cause actual results to differ from those contemplated are: (a) quarter-over-quarter product mix fluctuations which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products; and (f) risks related to our separation from Viavi Solutions (formerly JDS Uniphase) including the ability to recognize anticipated cost savings, Lumentum’s ability to function successfully as a stand-alone entity, and potential business disruption caused by the separation. For more information on these and other risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the fiscal third quarter ended April 2, 2016 filed with the Securities and Exchange Commission, and the Company’s other filings with the Securities and Exchange Commission. The forward-looking statements and preliminary financial results contained in this press release are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law.

Contact Information

Investors: Chris Coldren, 408-404-0606; investor.relations@lumentum.com
Press: Greg Kaufman, 408-546-4235; media@lumentum.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

LUMENTUM HOLDINGS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
Net revenue	$241.7	$208.9	$903.0	$837.1
Cost of sales	160.5	143.4	618.9	571.6
Amortization of acquired technologies	1.7	1.9	6.8	7.6
Gross profit	79.5	63.6	277.3	257.9
Operating expenses:
Research and development	36.4	35.7	141.1	140.8
Selling, general and administrative	29.5	37.6	117.3	128.9
Restructuring and related charges	3.5	4.9	7.4	11.6
Total operating expenses	69.4	78.2	265.8	281.3
Income (loss) from operations	10.1	(14.6)	11.5	(23.4)
Unrealized gain (loss) on derivative liability	4.4	—	(0.6)	—
Interest and other (expense) income, net	(0.1)	(0.3)	(1.2)	(1.1)
Income (loss) before income taxes	14.4	(14.9)	9.7	(24.5)
Provision for (benefit from) income taxes	0.1	0.9	0.4	(21.1)
Net income (loss)	14.3	(15.8)	9.3	(3.4)

Net income (loss) per share:(a)
Basic	$0.24	$(0.27)	$0.16	$(0.06)
Diluted	$0.23	$(0.27)	$0.15	$(0.06)

Items reconciling net income (loss) to net income (loss) available to common shareholders:
Cumulative dividends on Series A preferred stock	(0.2)	—	(0.8)	—
Adjustment for Series A preferred stock redemption value	—	—	(11.7)	—
Net income (loss) available to common shareholders	$14.1	$(15.8)	$(3.2)	$(3.4)

Net income (loss) available to common shareholders per share:
Basic	$0.24	$(0.27)	$(0.05)	$(0.06)
Diluted	$0.23	$(0.27)	$(0.05)	$(0.06)

Shares used in per share calculation:(a)
Basic	59.4	58.8	59.1	58.8
Diluted	61.8	58.8	61.2	58.8

(a)
On August 1, 2015, JDSU distributed 47.1 million shares, or 80.1% of the outstanding shares of common stock of Lumentum to existing holders of JDSU common stock. JDSU was renamed Viavi Solutions Inc. and at the time of the distribution, retained 11.7 million shares, or 19.9% of Lumentum’s outstanding shares. Basic and diluted net income (loss) per share for the three and twelve months ended June 27, 2015 are calculated using the shares of Lumentum common stock outstanding on August 1, 2015.

LUMENTUM HOLDINGS INC.
CONSOLIDATED BALANCE SHEETS
(in millions, except share and per share data)
(unaudited)

	July 2, 2016	June 27, 2015
ASSETS
Current assets:
Cash and cash equivalents	$157.1	$14.5
Accounts receivable, net	170.5	150.5
Inventories	100.6	99.7
Prepayments and other current assets	61.3	46.1
Total current assets	489.5	310.8
Property, plant and equipment, net	183.4	143.2
Goodwill and intangibles, net	19.9	27.4
Deferred income taxes, net	31.9	30.3
Other non-current assets	1.6	0.9
Total assets	$726.3	$512.6
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$118.3	$77.9
Accrued payroll and related expenses	26.5	17.7
Income taxes payable	1.9	3.7
Accrued expenses	14.9	11.5
Other current liabilities	12.1	11.4
Total current liabilities	173.7	122.2
Derivative liability	10.3	—
Other non-current liabilities	9.1	9.8
Total liabilities	193.1	132.0

Mezzanine equity:
Non-controlling interest redeemable convertible Series A preferred stock, $0.001 par value, 10,000,000 authorized shares; 35,805 shares issued and outstanding as of July 2, 2016, and no shares issued and outstanding as of June 27, 2015	35.8	—
Total mezzanine equity	35.8	—
Stockholders’ equity:
Viavi net investment	—	368.1
Common stock, $0.001 par value, 990,000,000 authorized shares, 59,580,596 shares issued and outstanding as of July 2, 2016, and no shares issued and outstanding as of June 27, 2015	0.1	—
Additional paid-in capital	467.7	—
Retained earnings	20.2	—
Accumulated other comprehensive income	9.4	12.5
Total stockholders’ equity	497.4	380.6
Total liabilities, mezzanine equity and stockholders’ equity	$726.3	$512.6

Use of Non-GAAP Financial Measures

In this press release, Lumentum provides investors with gross margin, operating margin, net income, and net income (loss) per share on a non-GAAP basis. Lumentum believes this non-GAAP financial information provides additional insight into the Company's on-going performance and has therefore chosen to provide this information to investors for a more consistent basis of comparison and to help them evaluate the results of the Company's on-going operations and enable more meaningful period to period comparisons. Specifically, the Company believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such operating performance. However, these measures may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. The non-GAAP financial measures used in this press release should not be considered in isolation from measures of financial performance prepared in accordance with GAAP. Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. In particular, many of the adjustments to our GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), and non-GAAP net income (loss) per share, and Adjusted EBITDA exclude (i) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (ii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iii) stock-based compensation, (iv) amortization of intangibles, and (v) other non-recurring charges comprising mainly of one-time provision for excess and obsolete inventory, acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations including post-separation activities such as small site consolidations, reorganizations, insourcing or outsourcing of activities, severance related costs and transition related costs for the separation from Viavi. Beginning in the third fiscal quarter 2016, we began to exclude unrealized gain or loss on derivative liability for the Series A Preferred Stock to Adjusted EBITDA and prior periods have been adjusted. Management does not believe that these items are reflective of the Company's underlying operating performance. The presentation of these and other similar items in Lumentum's non-GAAP financial results should not be interpreted as implying that these items are non-recurring, infrequent or unusual.

A quantitative reconciliation between GAAP and non-GAAP financial data with respect to historical periods is included in the supplemental financial table attached to this press release. The Company has not reconciled its projections of non-GAAP earnings per share. As items that impact net loss are out of the Company's control and/or cannot be reasonably predicted, Lumentum has determined that a quantitative reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures cannot be provided without unreasonable efforts.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)

	Three Months Ended		Twelve Months Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015

Gross profit on GAAP basis	$79.5	$63.6	$277.3	$257.9
Stock-based compensation	1.2	1.2	6.1	5.1
Other charges related to non-recurring activities (b)	—	0.2	7.2	1.6
Amortization of acquired developed technologies	1.7	1.9	6.8	7.6
Restructuring and related charges	—	—	0.3	—
Gross profit on non-GAAP basis	$82.4	$66.9	$297.7	$272.2

Research and development on GAAP basis	$36.4	$35.7	$141.1	$140.8
Stock-based compensation	(2.3)	(1.8)	(9.0)	(7.4)
Other charges related to non-recurring activities (b)	(0.1)	—	(0.7)	(0.2)
Research and development on non-GAAP basis	$34.0	$33.9	$131.4	$133.2

Selling, general and administrative on GAAP basis	$29.5	$37.6	$117.3	$128.9
Stock-based compensation	(2.5)	(3.1)	(11.8)	(14.7)
Other charges related to non-recurring activities (b)	(6.5)	(10.5)	(21.9)	(19.8)
Amortization of intangibles	(0.1)	(0.1)	(0.4)	(0.4)
Selling, general and administrative on non-GAAP basis	$20.4	$23.9	$83.2	$94.0

Income (loss) from operations on GAAP basis	$10.1	$(14.6)	$11.5	$(23.4)
Stock-based compensation	6.0	6.1	26.9	27.2
Other charges related to non-recurring activities (b)	6.6	10.7	29.8	21.6
Amortization of intangibles	1.8	2.0	7.2	8.0
Restructuring and related charges	3.5	4.9	7.7	11.6
Income (loss) from operations on non-GAAP basis	$28.0	$9.1	$83.1	$45.0

Income (loss) before income taxes on GAAP basis	$14.4	$(14.9)	$9.7	$(24.5)
Stock-based compensation	6.0	6.1	26.9	27.2
Other charges related to non-recurring activities (b)	6.6	10.7	29.8	21.6
Amortization of intangibles	1.8	2.0	7.2	8.0
Restructuring and related charges	3.5	4.9	7.7	11.6
Unrealized (gain) loss on derivative liability	(4.4)	—	0.6	—
Income (loss) before income taxes on non-GAAP basis	$27.9	$8.8	$81.9	$43.9

Provision for income taxes on GAAP basis	$0.1	$0.9	$0.4	$(21.1)
Non-cash income tax (benefit) expense	2.4	(1.2)	2.6	19.1
Provision (benefit) for income taxes on non-GAAP basis	$2.5	$(0.3)	$3.0	$(2.0)

Net income (loss) on GAAP basis	$14.3	$(15.8)	$9.3	$(3.4)
Stock-based compensation	6.0	6.1	26.9	27.2

Other charges related to non-recurring activities (b)	6.6	10.7	29.8	21.6
Amortization of intangibles	1.8	2.0	7.2	8.0
Restructuring and related charges	3.5	4.9	7.7	11.6
Unrealized (gain) loss on derivative liability	(4.4)	—	0.6	—
Non-cash income tax (benefit) expense	(2.4)	1.2	(2.6)	(19.1)
Net income on non-GAAP basis	$25.4	$9.1	$78.9	$45.9

Net income per share on non-GAAP basis	$0.41	$0.15	$1.29	$0.78

Shares used in per share calculation - diluted on GAAP and non-GAAP basis	61.8	58.8	61.2	58.8

(b)
Other charges related to non-recurring activities for the twelve months ended July 2, 2016 include provision for excess and obsolete inventory relating to certain 3D sensing products, acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations including post-separation activities such as small site consolidations, reorganizations, insourcing or outsourcing of activities, severance related costs and transition related costs for the separation from Viavi.

LUMENTUM HOLDINGS INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(in millions)
(unaudited)

	Three Months Ended		Twelve Months Ended
	July 2, 2016	June 27, 2015	July 2, 2016	June 27, 2015
GAAP net income (loss)	$14.3	$(15.8)	$9.3	$(3.4)
Interest and other (expense) income, net	0.1	0.3	1.2	1.1
Provision for income taxes	0.1	0.9	0.4	(21.1)
Depreciation	12.3	10.9	47.4	43.0
Amortization	1.8	2.0	7.2	8.0
EBITDA	28.6	(1.7)	65.5	27.6
Costs related to restructuring and related charges	3.5	4.9	7.7	11.6
Costs related to stock-based compensation	6.0	6.1	26.9	27.2
Costs related to other non-recurring activities (b)	6.6	10.7	29.8	21.6
Unrealized (gain) loss on derivative liability	(4.4)	—	0.6	—
Adjusted EBITDA	$40.3	$20.0	$130.5	$88.0